Exhibit 99.1

Monthly Volume Summary: December 2010 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]								December 2010 Highlights:

Purchases and Issuances	Sales and Other Activity [3]	Liquidations	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate	> The total mortgage portfolio decreased at an annualized rate of 4.0% in December.

>  Single-family refinance-loan purchase and guarantee volume was $40.7 billion in December, reflecting
     82% of total mortgage purchases and issuances.

>  Total number of loan modifications were 11,793 in December 2010 and 170,277 for the twelve months ended December 31, 2010.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio decreased by approximately $1.8 billion in December.

>  Total guaranteed PCs and Structured Securities issued decreased at an annualized rate of 6.5% in
     December.

>  Our single-family seriously delinquent rate decreased to 3.84% in December. Our multifamily delinquency rate decreased to 0.31% in December.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $420 million in
     December. Duration gap averaged 0 months.

>  Beginning in January 2011, Freddie Mac began publishing pool-level delinquency disclosures on its single-family PC and Giant PC securities on the company's Web site, www.FreddieMac.com/mbs.
     As a result, Tables 9 and 10 are no longer included.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as
								Conservator of Freddie Mac.

Dec 2009	$44,039	($15)	($33,293)	$10,731	$2,250,539	5.7%	17.8%

Full-Year 2009	548,368	(35,099)	(470,206)	43,063	2,250,539	2.0%	21.3%

Jan 2010	36,583	—	(39,729)	(3,146)	2,247,393	(1.7%)	21.2%
Feb	29,215	(1,110)	(32,918)	(4,813)	2,242,580	(2.6%)	17.6%
Mar [4]	31,044	(18,890)	(29,080)	(16,926)	2,225,654	(9.1%)	15.6%
Apr [4]	26,109	15,049	(35,667)	5,491	2,231,145	3.0%	19.2%
May	25,151	365	(33,045)	(7,529)	2,223,616	(4.0%)	17.8%
Jun	30,916	(250)	(32,408)	(1,742)	2,221,874	(0.9%)	17.5%
Jul	28,368	(500)	(35,028)	(7,160)	2,214,714	(3.9%)	18.9%
Aug	29,129	(231)	(38,466)	(9,568)	2,205,146	(5.2%)	20.8%
Sep	39,885	(4,307)	(48,645)	(13,067)	2,192,079	(7.1%)	26.5%
Oct	39,641	(49)	(51,563)	(11,971)	2,180,108	(6.6%)	28.2%
Nov	46,039	(1,248)	(52,889)	(8,098)	2,172,010	(4.5%)	29.1%
Dec [17]	49,731	—	(56,882)	(7,151)	2,164,859	(4.0%)	31.4%

Full-Year 2010	$411,811	($11,171)	($486,320)	($85,680)	$2,164,859	(3.8%)	21.6%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [5]	Other Activity	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [6]	Agreements [7]	Agreements [8]		Securities	Agency	Non-Agency	Loans	Balance

Dec 2009	$5,954	($1,429)	($11,005)	$755,272	(10.2%)	17.3%	$9,273	($6,655)	$2,618	Dec 2009	$374,615	$66,171	$175,670	$138,816	$755,272

Full-Year 2009	255,343	(154,242)	(150,591)	755,272	(6.1%)	18.7%	428,089	(342,617)	85,472	Full-Year 2009	374,615	66,171	175,670	138,816	755,272

Jan 2010	2,113	(1,737)	(11,940)	743,708	(18.4%)	19.0%	5,651	(5,413)	238	Jan 2010	366,920	64,444	173,984	138,360	743,708
Feb	466	(1,347)	(10,578)	732,249	(18.5%)	17.1%	5,049	(7,046)	(1,997)	Feb	360,872	63,032	172,749	135,596	732,249
Mar	39,291	(5,688)	(12,531)	753,321	34.5%	20.5%	6,231	(11,093)	(4,862)	Mar	333,641	61,643	171,383	186,654	753,321
Apr	24,935	(5,402)	(15,588)	757,266	6.3%	24.8%	5,393	(7,540)	(2,147)	Apr	322,165	57,360	169,726	208,015	757,266
May	7,736	(2,885)	(14,013)	748,104	(14.5%)	22.2%	6,462	(6,782)	(320)	May	312,689	54,554	168,118	212,743	748,104
Jun	9,454	(3,273)	(14,776)	739,509	(13.8%)	23.7%	14,350	(14,053)	297	Jun	304,969	51,343	166,599	216,598	739,509
Jul	11,894	(11,131)	(14,336)	725,936	(22.0%)	23.3%	12,369	(15,103)	(2,734)	Jul	291,957	48,784	165,089	220,106	725,936
Aug	10,002	(6,312)	(13,956)	715,670	(17.0%)	23.1%	14,722	(12,720)	2,002	Aug	283,235	47,374	163,679	221,382	715,670
Sep	15,395	(6,515)	(14,302)	710,248	(9.1%)	24.0%	9,581	(7,706)	1,875	Sep	281,865	43,265	162,365	222,753	710,248
Oct	9,052	(3,180)	(13,257)	702,863	(12.5%)	22.4%	17,046	(13,104)	3,942	Oct	274,467	42,200	160,893	225,303	702,863
Nov	14,251	(4,742)	(13,678)	698,694	(7.1%)	23.4%	17,736	(6,749)	10,987	Nov	267,646	41,164	159,680	230,204	698,694
Dec	14,471	(2,466)	(13,825)	696,874	(3.1%)	23.7%	14,719	(5,009)	9,710	Dec	263,603	40,133	158,392	234,746	696,874

Full-Year 2010	$159,060	($54,678)	($162,780)	$696,874	(7.7%)	21.6%	$129,309	($112,318)	$16,991	Full-Year 2010	$263,603	$40,133	$158,392	$234,746	$696,874

Please see Endnotes on page 3.

TABLE 4 - GUARANTEED PCs, STRUCTURED SECURITIES ISSUED, AND OTHER MORTGAGE GUARANTEES [1,9]							TABLE 5 - OTHER DEBT ACTIVITIES [12]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [10]	Net Increase/ (Decrease)	Ending Balance [11]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Dec 2009	$39,994	($30,919)	$9,075	$1,869,882	5.9%	19.9%	Dec 2009	$238,293	$20,486	($21,429)	($10,152)	($262)	$566,780	$805,073

Full-Year 2009	475,412	(432,768)	42,644	1,869,882	2.3%	23.7%	Full-Year 2009	238,293	348,679	(276,774)	(44,708)	209	566,780	805,073

Jan 2010	36,163	(35,440)	723	1,870,605	0.5%	22.7%	Jan 2010	234,639	28,021	(11,158)	(500)	(177)	582,966	817,605
Feb	29,522	(28,924)	598	1,871,203	0.4%	18.6%	Feb	241,312	32,615	(30,664)	(70)	(98)	584,749	826,061
Mar [4]	31,011	(96,240)	(65,229)	1,805,974	(41.8%)	61.7%	Mar	238,249	40,827	(32,357)	—	(45)	593,174	831,423
Apr	25,089	(35,019)	(9,930)	1,796,044	(6.6%)	23.3%	Apr	227,988	25,633	(32,224)	(1,255)	(92)	585,236	813,224
May	24,444	(32,287)	(7,843)	1,788,201	(5.2%)	21.6%	May	209,790	25,913	(21,851)	(3,056)	(369)	585,873	795,663
Jun	29,226	(30,093)	(867)	1,787,334	(0.6%)	20.2%	Jun	218,198	42,387	(42,099)	(500)	(31)	585,630	803,828
Jul	26,634	(33,233)	(6,599)	1,780,735	(4.4%)	22.3%	Jul	205,213	27,636	(45,457)	—	292	568,101	773,314
Aug	28,489	(36,513)	(8,024)	1,772,711	(5.4%)	24.6%	Aug	205,557	25,012	(36,311)	—	(119)	556,683	762,240
Sep	37,615	(46,630)	(9,015)	1,763,696	(6.1%)	31.6%	Sep	215,233	21,864	(51,443)	—	214	527,318	742,551
Oct	38,405	(50,389)	(11,984)	1,751,712	(8.2%)	34.3%	Oct	200,560	21,126	(23,039)	(745)	37	524,697	725,257
Nov	40,652	(51,402)	(10,750)	1,740,962	(7.4%)	35.2%	Nov	192,887	11,843	(14,729)	(359)	(133)	521,319	714,206
Dec [17]	45,787	(55,161)	(9,374)	1,731,588	(6.5%)	38.0%	Dec	197,239	27,957	(17,916)	(442)	60	530,978	728,217

Full-Year 2010	$393,037	($531,331)	($138,294)	$1,731,588	(7.4%)	28.4%	Full-Year 2010	$197,239	$330,834	($359,248)	($6,927)	($461)	$530,978	$728,217

TABLE 6 - DELINQUENCIES - TOTAL [13]					TABLE 7 - OTHER INVESTMENTS [15]		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [16]

	Single-Family [14]			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Dec 2009	3.02%	8.68%	3.98%	0.20%	Dec 2009	$90,954	Dec 2009	$469	$465	$28	$23	0	0

					Full-Year 2009	90,954	Full-Year 2009	476	—	74	—	0	—

Jan 2010	3.15%	9.05%	4.15%	0.22%	Jan 2010	111,444	Jan 2010	435	—	18	—	0	—
Feb	3.20%	9.12%	4.20%	0.26%	Feb	129,127	Feb	474	—	15	—	0	—
Mar	3.18%	8.87%	4.13%	0.25%	Mar	105,262	Mar	513	476	22	19	0	0
Apr	3.15%	8.68%	4.06%	0.25%	Apr	85,698	Apr	391	—	20	—	0	—
May	3.15%	8.69%	4.06%	0.32%	May	77,184	May	455	—	28	—	0	—
Jun	3.08%	8.50%	3.96%	0.28%	Jun	107,467	Jun	397	413	20	23	0	0
Jul	3.03%	8.33%	3.89%	0.30%	Jul	91,349	Jul	116	—	31	—	0	—
Aug	2.99%	8.17%	3.83%	0.32%	Aug	90,592	Aug	57	—	27	—	0	—
Sep	2.97%	8.13%	3.80%	0.35%	Sep	78,160	Sep	171	114	16	25	0	0
Oct	2.99%	8.20%	3.82%	0.44%	Oct	66,792	Oct	257	—	13	—	0	—
Nov	3.01%	8.26%	3.85%	0.39%	Nov	63,589	Nov	467	—	36	—	0	—
Dec	3.01%	8.27%	3.84%	0.31%	Dec	82,082	Dec	420	383	29	26	0	0

					Full-Year 2010	$82,082	Full-Year 2010	$345	—	$23	—	0	—

Please see Endnotes on page 3.

ENDNOTES

(1)	The activity and balances set forth in these tables represent unpaid principal balances, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For PCs and Structured Securities, the balance reflects security balances based on the monthly PC factor report. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, we continue to present information in this monthly volume summary on the same basis as prior to January 1, 2010.
(2)	Total mortgage portfolio (Table 1) is defined as guaranteed PCs, Structured Securities issued, and other mortgage guarantees (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio.
(4)	On February 10, 2010, we announced that we would begin purchasing substantially all 120 days or more delinquent mortgages from our related fixed-rate and adjustable-rate (ARM) PCs. The purchases of these loans from related PCs were reflected in the PC factor report published on March 4, 2010, and the corresponding principal payments were passed through to fixed-rate and ARM PC holders on March 15 (45-day remittance cycle) and on April 15, 2010 (75-day remittance cycle), respectively. As a result, our total guaranteed PCs and Structured Securities issued (Table 4) include liquidations of approximately $73 billion in March. Liquidations of our total mortgage portfolio (Table 1) do not include these liquidations since the activity represents mortgage loans purchased from PCs.
In April 2010, sales and other activity in Table 1 include the amounts for approximately $18 billion of March mortgage loan purchases related to the (75-day) remittance cycle (where timing differences resulted in a reduction of the PC balance in March without a corresponding increase in the mortgage loan balance). Had these mortgage loan purchases related to the 75-day remittance cycle been reflected in March (similar to the 45-day remittance cycle), the March 2010 total mortgage portfolio’s ending balance and annualized growth rate (Table 1) would have been $2,243,813 million and 0.7%, respectively.
(5)	Includes purchases of PCs and Structured Securities into the mortgage-related investments portfolio that totaled $5,736 million (based on unpaid principal balance) during December 2010. Purchases during 2010 include net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools. We report net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools as sales, net of other activity in 2009.
See Endnote 4. In April 2010, purchases in Table 2 include approximately $18 billion of mortgage loan purchases related to the March (75-day) remittance cycle.
(6)	Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(7)	Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(8)	As of December 31, 2010, we had net unsettled purchase (sale) agreements of approximately $11,630 million. The ending balance of our mortgage-related investments portfolio as of December 31, 2010 after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after December 31, 2010 would have been $708.5 billion.
(9)	Includes PCs, Structured Securities and other mortgage guarantees, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes Structured Securities for which we have resecuritized our PCs and Structured Securities. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance.
(10)	Represents principal repayments relating to PCs, Structured Securities and other mortgage guarantees. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(11)	The ending balance of Guaranteed PCs, Structured Securities Issued, and Other Mortgage Guarantees (Table 4) differs from the balance of Total PCs and Structured Securities in our quarterly report on Form 10-Q dated November 3, 2010 because Table 4 excludes unguaranteed tranches of securities issued by Freddie Mac and includes other mortgage guarantees described in Endnote 9.
(12)	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.
(13)	Single-family seriously delinquent rate information is based on the number of loans that are three monthly payments or more past due or in foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgage loans that are two monthly payments or more past due or in foreclosure as of period end. Delinquency rates presented in Table 6 include mortgage loans underlying Structured Transactions, but exclude Structured Securities backed by either HFA bonds or Ginnie Mae Certificates as well as mortgage loans whose contractual terms have been modified under an agreement with the borrower as long as the borrower is less than three monthly payments (single-family) or two monthly payments (multifamily) past due under the modified contractual terms. Since we include loans in the HAMP trial period as seriously delinquent in our statistical reporting, this results in a temporary rise in our seriously delinquent rate until the modifications become effective and are removed from seriously delinquent status. The volume of effective modifications impacts our reported seriously delinquent rate.
(14)	Beginning in January 2011, Freddie Mac began publishing pool-level delinquency disclosures on its single-family PC and Giant PC securities on the company’s Web site, www.FreddieMac.com/mbs. Each month, Freddie Mac’s website will include for each PC and Giant PC the loan count and associated aggregate UPB for mortgage loans that fall into one of four delinquency groups: 30-59 days delinquent, 60-89 days delinquent, 90-119 days delinquent, and 120 days or more delinquent. Additionally, the new monthly disclosures will include information about certain seriously delinquent loans purchased by Freddie Mac from each PC and Giant PC. As of December 31, 2010 there were approximately $5.2 billion in UPB of loans that were four monthly payments past due, and that met our criteria to allow for the purchase of delinquent mortgage loans out of PC pools. In certain cases, we expect to purchase, and thereby extinguish the related PC debt, at the scheduled PC debt payment date, unless the loans proceed to foreclosure transfer, complete a foreclosure alternative or otherwise cure by receipt of payment by the borrower before such date.
(15)	Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.
(16)	Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.
(17)	Issuances and liquidations for the month of December and twelve months ended December 31, 2010 include approximately $0.3 billion and $1.8 billion, respectively, of conversions of previously issued long-term standby commitments into either PCs or Structured Transactions. These conversion amounts, based on the unpaid principal balance of the single-family mortgage loans, are included in liquidations, representing the termination of the original agreement and, in the same month, are included in issuances, representing the new securities issued. As of December 31, 2010, the ending balance of our PCs and Structured Securities, excluding outstanding long-term standby commitments, would have been $1,726.1 billion in Table 4.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.